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                                                                  EXHIBIT 10.1.2

                       AMENDMENT TO EMPLOYMENT AGREEMENT

     This Agreement is made effective April 1, 1996 by and through Optical Security Group, Inc. (the "Company") and Yoram Curiel ("CURIEL") and is an amendment to the Employment Agreement ("Agreement") by and between the Company and Curiel effective April 1, 1995.

     The Employment Agreement shall be modified as follows:

     1.   Compensation.  Section 3-1 is hereby modified to read:
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          Salary.  As compensation for services, Employee shall be paid a
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salary as follows:

               $5,000.00 per month from April 1, 1995 through December 31, 1995;

               $4,000.00 per month from January 1, 1996 through March 31, 1996;

               $5,000.00 per month from April 1, 1996 through March 31, 1997;

               $3,000.00 per month from April 1, 1997 through June 30, 1997;

     2.   Exercise of Options. It is hereby understood and agreed that Paragraph
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6 is canceled and deleted from said Agreement.

     3.   Sale of Stock. Paragraph 7 is hereby modified to read:
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          To the extent permitted by applicable law and regulations, the Company shall assist Employee or his affiliates with the orderly sale of up to 150,000 shares of common stock of the Company beneficially now held by Employee or his affiliates.

     4.   Stock Redemption. It is hereby understood and agreed that Paragraph 8
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is canceled and deleted from said Agreement.


                                   OPTICAL SECURITY GROUP, INC.
ATTEST:

/s/ Catherine M. Gotwalt           By: /s/ Richard H. Bard
- ------------------------               ------------------------------
Secretary                              Richard H. Bard, President

                                   EMPLOYEE

                                   By: /s/ Yoram Curiel
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                                       Yoram Curiel